CONVERTIBLE DEBENTURE

THE OFFERING OF THESE SECURITIES MAY ONLY LAWFULLY BE OFFERED FOR SALE OUTSIDE OF CANADA AND AS SUCH NO CANADIAN SECURITIES COMMISSION OR SIMILAR AUTHORITY IN CANADA IS REQUIRED TO, NOR HAS IN ANY WAY PASSED UPON THE MERITS OF THE SECURITIES OFFERED HEREUNDER AND ANY REPRESENTATION TO THE CONTRARY IS IN OFFENCE.

THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF ITS COUNSEL OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR THE CORPORATION, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

POSITION INC.

A Canadian Corporation

July ___, 1998


NO.     101

POSITION INC., a Canadian corporation (the "Corporation"), is indebted and, for value received, promises to pay to the order of _____________________ on July __, 1999 (the "Due Date"), upon presentation of this Debenture, USD TWO HUNDRED TWENTY THOUSAND DOLLARS (USD$220,000) (the "Principal Amount).

1. Conversion.

1.1. The Holder of this Debenture shall have the right, at such Holder's option, at any time, to convert all, or any part, of this Debenture into such number of fully paid and nonassessable Common Shares of the Corporation as shall be provided as follows.

At any time after 90 days from Issue Date at the lower of USD$1.00 per share or 65% of the Market Price (as defined below) but not less than USD $0.50 per share.

The Market Price as used above shall be defined as the average of the closing bid prices of common stock of the corporation on the Alberta Stock Exchange for the 10 trading days preceding the Holder's Conversion
Notice Date.

The rate of exchange used in establishing the Canadian dollar equivalent of U.S. dollars cited in this Debenture shall be that exchange rate last quoted by the Bank of America for the trading day immediately preceding the Holder's Conversion Notice Date defined here.

1.2. The Holder of this Debenture may exercise the conversion right provided in this Section 1 by giving written notice (the "Conversion Notice") to the Corporation of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the Common Shares are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of Common Shares that shall be issuable upon conversion of the Debenture shall equal one multiplied by the Conversion Ratio as defined and determined as set forth above and in accordance with Section 2 in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, Common Shares shall be issued pro rata, rounded to the nearest whole share.

1.3. Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, the Corporation shall issue and deliver by hand against a signed receipt therefor or by Canadian registered mail, return receipt requested, to the address designated by the Holder of this Debenture in the Conversion Notice, a stock certificate or stock certificates of the Corporation representing the number of Common Shares to which such Holder is entitled.

2. Conversion Ratio.

2.1. On the date hereof, the Conversion Ratio shall equal one, provided, however, that the Conversion Ratio shall be subject to adjustment in accordance with and at the times provided in this Section 2.

2.2. If the Corporation shall pay a dividend in shares of its Common Shares, subdivide (split) its outstanding Common Shares, combine (reverse split) its outstanding Common Shares, issue by reclassification of its Common Shares any shares or other securities of the Corporation, or distribute to Holders of its Common Shares any securities of the Corporation or of another entity, the number of Common Shares or other securities the Holder hereof is entitled to receive through conversion pursuant to this Debenture immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon or subsequent to conversion the number of Common Shares or other securities which he or she would have been entitled to receive after the happening of any of the events described above had this Debenture been converted immediately prior to the happening of such event, and the conversion price per share shall be correspondingly adjusted; provided, however, that no adjustment in the number of shares and/or the conversion price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such number and/or price; and provided further, however, that any adjustments which by reason of this Section 2.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

An adjustment made pursuant to this Section 2.2. shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Corporation is consolidated or merged with or into another corporation or if all or substantially all of its assets are conveyed to another corporation this Debenture shall thereafter be convertible for the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of Common Shares of the Corporation which could have been subscribed on the conversion of this Debenture immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Debenture to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Common Shares the Holder of this Debenture is entitled to through conversion) shall thereafter by applicable, as nearly as possible, in relation to any Common Shares or other securities or other property thereafter deliverable upon the conversion of this Debenture.

2.3. Notice of Adjustment. Whenever the Conversion Ratio shall be adjusted as provided in Section 2 hereof, the Corporation shall prepare and send to the Holder of this Debenture a statement, signed by the chief financial officer of the Corporation, showing in detail the facts requiring such adjustment and the Conversion Ratio that shall be in effect after such adjustment.

2.4. Notice of Adjustment Events. In the event the Corporation shall propose to take any action of the types described in Section 2 hereof, the Corporation shall give notice to the Holder of this Debenture, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall be given on or prior to the earlier of five (5) business days prior to the record date or the date which such action shall be taken. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Ratio and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture. Failure to give notice in accordance with this Section 2.4 shall not render such action ultra vires, illegal or invalid.

2.5. Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes and charges attributable to the issuance or delivery of Common Shares of the Corporation upon conversion; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the record Holder of this Debenture.

2.6. Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, unissued or treasury Common Shares sufficient to effect the conversion of this Debenture.

2.7. Limitation. Notwithstanding the foregoing provisions of this Section 2, in no event shall the Conversion Ratio exceed USD$1.20 to 1.

3. Warrants.

Pursuant to the execution of the Purchase Agreement attached hereto as Attachment 1 and distributed herewith, Holder will receive for the Convertible Debenture subscribed for, a two (2) year Warrant to purchase two hundred thousand (200,000) Common Shares of the Corporation at USD$1.00 per share, subject to the following Warrant Call provisions:

(i) In the event that the closing bid price of the Corporation's Common Shares on the Alberta Stock Exchange for the twenty (20) consecutive trading days prior to the Warrant Call Date has been USD$1.50 or greater, the Corporation may call the Warrants for redemption at USD$0.10 per share.

(ii) Thereafter, the Holders shall have ten (10) trading days to exercise the Warrants or accept their redemption.

4. Default.

4.1. The entire unpaid and unredeemed balance of the Principal Amount on this Debenture shall, at the election of the Holder, be and become immediately due and payable upon the occurrence of any of the following events (a "Default Event"):

(a) The non-payment by the Corporation when due of principal or of any other payment as provided in this Debenture or with respect to any other Debenture issued by the Corporation.

(b) If the Corporation (i) applies for or consents to the appointment of, or if there shall be a taking of possession by, a receiver, custodian, trustee or liquidator for the Corporation or any of its property; (ii) becomes generally unable to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors or becomes insolvent; (iv) files or is served with any petition for relief under the Bankruptcy and Insolvency Act [Canada] or any similar federal or state statute; (v) has any judgment entered against it in excess of USD$1,000,000 in any one instance or in the aggregate during any consecutive 12 month period or has any attachment or levy made to or against any of its property or assets; (vi) defaults with respect to any evidence of indebtedness or liability for borrowed money, or any such indebtedness shall not be paid as and when due and payable; or (vii) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes or charges against any of its property or assets.

(c) Any failure by the Corporation to issue and deliver Common Shares as provided herein upon conversion of this Debenture.

4.2. Each right, power or remedy of the Holder hereof upon the occurrence of any Default Event as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the Holder or transferee hereof
Of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder hereof of any or all such other rights, powers or remedies.

5. Failure to Act and Waiver.

No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Debenture or to exercise any right, power or remedy consequent upon a default hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Debenture, or to declare a default for failure to effect such payment of any such other amount.

The failure of the Holder of this Debenture to give notice of any failure or breach of the Corporation under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

6. Consent to Jurisdiction.

The Holder hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the Province of Alberta, or in any other court having jurisdiction over the subject matter, all at the sole election of the Corporation, and by the issuance and execution of this Debenture the Holder irrevocably consents to the jurisdiction of such court.

7. Transfer.

This Debenture shall be transferred on the books of the Corporation only by the registered Holder hereof or by his/her attorney duly authorized in writing or by delivery to the Corporation of a duly executed Assignment substantially in the form attached hereto as Attachment 2. The Corporation shall be entitled to treat any Holder of record of the Debenture as the Holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the Laws of Alberta, Province of Canada.

8. Notices.

All notices and communications under this Debenture shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class Canadian registered mail, return receipt requested, postage prepaid, and addressed as follows: if to the Corporation, to Position, Inc., 6815 E 40th Street, S.E., Calgary, Alberta, Canada T2C2W7 and, if to the Holder of this Debenture, to the address of such Holder as it appears in the books of the Corporation. Any notice of communication shall be deemed given and received as of the date of such delivery or mailing.

9. Governing Law.

This Debenture shall be governed by and construed and enforced in accordance with the laws of the Province of Alberta, or, where applicable, the laws of Canada.


IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed under its corporate seal.

POSITION INC.

By:     (SEAL)
PAUL KOWALENKO,
President

Attachment 1

WARRANT PURCHASE AGREEMENT
POSITION INC.

July ___, 1998

Investor
________________________
________________________
________________________

Dear     :

Position Inc., a Canadian corporation (the "Corporation"), hereby agrees with you as follows:

1. Subject to and concurrent with the closing of a private convertible debenture offering by the Corporation of up to USD$600,000, and pursuant to your purchase of a USD$200,000 Convertible Debenture (which event is called the "Closing"), the Corporation will sell and deliver to you a Warrant in the form of Exhibit A hereto, to purchase up to two hundred thousand (200,000) Common Shares of the Corporation (the "Warrant") at USD$1.00 per share.

2. The Corporation covenants that all Common Shares that may be issued upon the exercise of the Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants that during the period within which the Warrant may be exercised, the Corporation will at all times have authorized and reserved a sufficient number of Common Shares to permit the exercise of the Warrant.

3. Neither the Warrant nor your right under this Agreement shall be transferable for a period of twelve months after the Closing, except to a transferee under (i), (ii) or (iii) below, and thereafter to any of the following:

(i)     a successor by merger or consolidation,

(ii) a purchaser of substantially all of your assets, and shareholders of you or of your successor in interest, or

(iii) one or more underwriters for the purpose of immediately exercising the Warrant and making a public distribution of the underlying shares.

The provisions of this Section 3 shall be binding upon any transferee of the Warrant.

4. (a) The provision of this Section 4 shall be binding upon any transferee of the Warrant and upon each holder of Common Shares or other Corporation securities issued upon exercise of the Warrant until such Common Shares shall have been sold to the public pursuant to either an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an exemption from registration established to the satisfaction of the Corporation. You and each transferee will cause any proposed transferee of the Common Shares to agree to take and hold the Common Shares subject to the provisions of this Section 4. As used in this Section 4, the term "Common Shares" includes the Corporation's Common Shares or other securities issued in respect of the Warrant pursuant to any stock split, stock dividend, recapitalization or otherwise; and the term "Warrant" includes any warrant or warrants issued in exchange for the original Warrant.

(b) Prior to any proposed transfer of the Warrant or of the Common Shares, the holder thereof shall give written notice to the Corporation stating such holder's intention to effect such transfer and describing the circumstances of the proposed transfer in sufficient detail, accompanied by either (i) an opinion of counsel reasonably satisfactory to the Corporation to the effect that the proposed transfer may be effected without registration under the Securities Act, or (ii) a "no action" letter from the staff of the Securities and Exchange Commission to the effect that the staff will not recommend that enforcement action be taken if the proposed transfer is effected without registration. Subject to evidence of compliance with any applicable state securities or "blue sky" law or laws, the Corporation shall promptly notify the holder in writing that such holder may proceed with its transfer as described, and, if the transfer is of Common Shares, shall instruct its transfer agent to remove any stop-transfer restrictions against the Common Shares when transferred as proposed.

(c) If the Corporation at any time after the Warrant first becomes exercisable and prior to June 30, 2000 proposes to register any of its securities, either for its own account or the account of security holders, other than a registration on Forms S-8 or S-14, or any registration on a form which does not permit secondary sales, the Corporation shall, each such time, give written notice of such intention to each holder of Warrants or Common Shares ("Holder"), and, upon written request of any Holder received by the

Corporation within twenty (20) days after the Corporation has given such notice, include in such registration (and all related qualifications under state securities laws) all Common Shares (whether issued or issuable) specified in such written request. If the registration involves any underwriting, the Corporation shall so advise the Holders in the notice, and the right of each Holder to have its Common Shares included in the registration shall be conditioned upon such Holder's Common Shares being included in the underwriting arrangements with underwriters (selected by the Corporation) on the same terms as other persons selling Common Shares or other Corporation securities to the underwriters. Notwithstanding the foregoing, if the underwriters determine that marketing factors require a limitation of the number of Common Shares to be underwritten, the number of Common Shares to be registered for the account of all Holders may be limited in proportion to limitations imposed on other holders of Common Shares or other Corporation securities seeking to have their securities included in the registration pursuant to registration rights similar to those conferred upon Holders by this paragraph (c); provided, however, that priority may be given to securities to be sold for the account of the Corporation. The allocation shall be made in proportion, as nearly as practicable, to the respective number of Common Shares requested to be included in such registration by each person selling Common Shares or other Corporation securities to the underwriters, including Holders. Any Holder disapproving of the terms of the underwriting may withdraw therefrom by written notice to the Corporation, and such Holder's Common Shares shall be withdrawn from registration.

(d) All expenses of registration and qualification incurred in connection with a registration under paragraph (c) of this Section 4 shall be borne by the Corporation, except that each Holder whose Common Shares are being registered shall bear the fees and expenses of its own counsel, if any, and the underwriting commission or discount applicable to its Common Shares being sold. The Corporation will keep the Holders participating in a registration advised of the status of the registration and will furnish such number of preliminary and final prospectuses as such Holders may reasonably request; and such Holders will furnish to the Corporation such information regarding such Holders as may be required in connection with the registration.

(e) The following provisions shall apply to any registration effected pursuant to paragraph (c) of this Section 4:

(i) The Corporation shall indemnify and hold harmless such Holder and each underwriter of the Common Shares so registered or qualified (including any broker or dealer through whom such securities may be sold) and each person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint and several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each Holder and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Corporation) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation in connection therewith by such Holder or underwriter expressly for use therein.

Promptly after receipt by any Holder or any underwriter or any person controlling such Holder or such underwriter of notice of the commencement of any action in respect of which indemnity may be sought against the Corporation, such Holder or such underwriter, as the case may be, will notify the Corporation in writing of the commencement thereof, and, subject to the provisions herein after stated, the Corporation shall assume the defense of such action
(including the employment of counsel, who shall be counsel satisfactory to such Holder or such underwriter or such person, as the case may be, and the payment of legal expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Corporation. Any Holder or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Corporation unless the employment of such counsel has been specifically authorized by the Corporation, which authorization shall be given whenever the party seeking indemnity has been advised by its counsel that one or more legal defenses may be available to it that are not available to the Corporation or that for other reasons separate representation may be necessary, to avoid a conflict. The Corporation shall not be liable to indemnify any person for any settlement of any such action effected without the consent of the Corporation.

(ii) Any Holder will indemnify and hold harmless the Corporation, each of its directors and each of its officers who have signed the registration statement and each person, if any, who controls the Corporation within the meaning of the Securities Act from and against any and all losses, claims, damages, expenses of liabilities, joint and several, to which they are or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Corporation and each such director, officer or controlling person for any legal and other expenses reasonably incurred by any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Corporation in connection therewith by such Holder expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against any Holder, the Corporation will notify such Holder in writing of the commencement thereof, and such Holder shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Corporation, and the payment of legal expenses) insofar as such action shall relate to an alleged liability in respect of which indemnity may be sought against such Holder. The Corporation and each such director, officer or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of such Holder unless the employment of such counsel has been specifically authorized by such Holder, which authorization shall be given whenever separate representation may be necessary to avoid a conflict. No Holder shall be liable to indemnify any person or any settlement of any such action effected without the consent of such Holder.

(iii) The indemnity provisions of this paragraph (e) shall be in addition to any liability the indemnitor may otherwise have.

If the foregoing correctly sets forth our understanding, please sign below.

Very truly yours,

POSITION INC.

By_______________________
PAUL KOWALENKO,
President

Accepted as of the
date written above:

JULY     , 1998



__________________________
Investor

WARRANT No.____

EXHIBIT A
To Attachment 1

NO SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THIS WARRANT OR THE COMMON SHARES PURCHASABLE HEREUNDER SHALL BE MADE EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED. TRANSFER OF THIS WARRANT IS ALSO RESTRICTED BY AN AGREEMENT DATED JULY 1, 1998. A COPY OF WHICH IS AVAILABLE FROM THE ISSUER.


WARRANT TO PURCHASE COMMON SHARES IN
POSITION INC.

Exercisable Commencing
July _________, 1998
Void After
________________, 2000


THIS CERTIFIES that, for value received, _________________ __________________________________, or registered assigns, is entitled, subject to the terms and conditions set forth in this Warrant, to purchase from POSITION INC., a Canadian corporation (the "Corporation"), up to two hundred thousand, (200,000), fully paid and nonassessable common shares of the Corporation (the "Common Shares"), at any time commencing July _____, 1998, at one and no/100 Dollars (USD$1.00) per share, subject to adjustment as provided in Section 5 below. This Warrant is issued pursuant to a Warrant Purchase Agreement between ___________________________ and the Corporation, dated July _______, 1998 and is subject to all the terms thereof, including the limitations on transferability set forth in Sections 4 and 5 thereof.

1. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share), by the presentation and surrender of this Warrant with the form of Election to Purchase duly executed, at the principal office of the Corporation (or at such other address as the Corporation may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and upon payment to the Corporation of the purchase price by certified or bank cashier's check. The Common Shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the Common Shares so purchased shall be delivered or mailed to the holder promptly after this Warrant has been surrendered or has been exercised in full, a new Warrant identical in form by representing the number of Common Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof.

2. Nothing contained herein shall be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Corporation.

3. The Corporation shall not issue certificates representing fractions of Common Shares upon the exercise of this Warrant, but shall make a cash payment for any fractional share based on the market price of the Common Shares on the date of exercise, which shall be the closing sale price on the principal exchange on which the Common Shares is traded; or if not traded on any exchange, then the representative closing bid price in the over-the-counter market. All calculations under this Section 3 and under Section 5 shall be made to the nearest USD cent or shares, as the case may be.

4. Subject to the limitations on transfer set forth in Sections 4 and 5 of the Warrant Purchase Agreement, this Warrant is exchangeable, upon its surrender by the holder at the office of the Corporation referred to in Section 1 above, for new warrants (containing the same terms as this Warrant) each representing the right to purchase such number of Common Shares as shall be designated by such holder at the time of such surrender (but not exceeding in the aggregate the remaining number of Common Shares which may be purchased hereunder).

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Warrant), the Corporation will issue to the holder a replacement warrant (containing the same terms as this Warrant). As used herein, "Warrant" shall include all new warrants issued in exchange for or replacement of this Warrant.

5. If the Corporation shall pay a dividend in Common Shares, subdivide (split) its outstanding Common Shares, combine (reverse split) its outstanding Common Shares, issue by reclassification of its Common Shares any shares or other securities of the Corporation, or distribute to holders of its Common Shares any securities of the Corporation or of another entity, the number of Common Shares or other securities the holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the holder shall be entitled to receive upon exercise the number of Common Shares or other securities which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event, and the exercise price per share shall be correspondingly adjusted; provided, however, that no adjustment in the number of shares and/or the exercise price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such number and/or price; and provided further, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. An adjustment made pursuant to this Section 5 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Corporation is consolidated or merged with or into another corporation or if all or substantially all of its assets are conveyed to another corporation this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a holder of the number of Common Shares of the Corporation which could have been purchased on the exercise of this Warrant immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of Common Shares the holder of this Warrant is entitled to purchase) shall thereafter by applicable, as nearly as possible, in relation to any Common Shares or other securities or other property thereafter deliverable upon the exercise of this Warrant. Upon any adjustment of the number of Common Shares or other securities the holder of this Warrant is entitled to purchase, and of any change in exercise price per share, then in each such case the Corporation shall give written notice thereof to the then registered holder of this Warrant at the address of such holder as shown on the books of the Corporation, which notice shall state such change and set forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6. If at any time:

(a) The Corporation shall declare a dividend or other distribution on its Common Shares payable otherwise than in cash at the same rate as the immediately preceding regular dividend or in Common Stock;

(b) The Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(c) There shall be any plan or agreement of reorganization, or reclassification of the Common Shares of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; then the Company shall give the registered holder of this Warrant at the address of such holder as shown on the books of the Company, at least ten (10) days prior to the applicable record date or dates, a written notice summarizing such action or event and stating the record date or dates for any such dividend or rights (or if a record is not to be taken, the date or dates as of which the holders of Common Shares of record to be entitled to such dividends or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up is expected to become effective, and the date or dates as of which it is expected the holders of Common Shares or record shall be entitled to effect any exchange of their Common Shares for securities of other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up.

In Witness Whereof, the Corporation has caused this Warrant to be signed by its duly authorized officers on the 1st day of July, 1998.

POSITION INC.                 HOLDER


By_______________________     By_______________________
PAUL KOWALENKO,
President

Accepted as of the
date written above:

JULY     ,1998

Attachment 2

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby assigns to

______________, the one year Convertible Debenture of POSITION INC.,

No.

and hereby irrevocably appoints     , Attorney, to transfer said

debenture on the books of the within named corporation, with full power of substitution in the premises.

WITNESS my hand and seal this _____ day of July, 1998.

(SEAL)
WITNESS:

All amounts are in U.S. dollars, including investment, debenture payoff and adjustments.